Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. §1350 (adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002), I, the undersigned Chief Financial Officer of Aftermarket Technology Corp. (the “Company”), hereby certify that the Annual Report on Form 10-K of the Company for the annual period ended December 31, 2003 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 18, 2004

/s/ Barry C. Kohn
Barry C. Kohn, Chief Financial Officer

This certification will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section.  This certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.